EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved. VOLUMETRIC BIOTECHNOLOGIES ACQUISITION Innovating Bioprinting Technologies and Transforming Patient Care October 28 , 2021 EXHIBIT 99. 2

©2021 3D Systems, Inc. | All Rights Reserved. 2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Dr. Jordan Miller Co - Founder and President of Volumetric Biotechnologies John Nypaver , Jr. VP , Treasurer and Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345 ©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. Certain statements made in this presentation that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements, including the ability of Volumetric Biotechnologies and 3 D Systems to consummate the transaction as expected or the future achievement of the specified milestones . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law . Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our Quarterly Reports on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC . These are available at www . SEC . gov . 3 Forward Looking Statements

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2021 3D Systems, Inc. | All Rights Reserved. 5 What is Regenerative Medicine? The treatment of disease by repairing or replacing damaged tissues or organs using a patient’s own cells, thereby restoring functionality while avoiding risk of rejection. For organs, the process is: • Create scaffold using 3D printing, knows as “ bioprinting ” • Perfuse scaffold with patient’s own cells • Cells reproduce to create a functional organ For non - organs, we use the core technology developed for the bioprinting of organ scaffolds, and apply it to other parts of the human body We are extending our bioprinting technologies into research and pharmaceutical laboratories for development of drug therapies Chuck Hull - Co - founder, Chief Technology Officer for Regenerative Medicine

©2021 3D Systems, Inc. | All Rights Reserved. 6 Volumetric – Tying Together the Regenerative Medicine Strategy x Organ printing 3D Systems and United Therapeutics x Non - organ applications for human body 3D Systems and application partners x Advanced bioprinting solutions in medical and pharmaceutical labs Allevi WHAT 3D SYSTEMS DOES TODAY WHAT VOLUMETRIC BRINGS x Exceptional tissue engineering and biological expertise x Accelerated development and commercialization of vascularized human tissues and bioprinted constructs x Technological leadership for laboratory applications including drug discovery +

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jordan Miller Co - Founder and President of Volumetric Biotechnologies 7

©2021 3D Systems, Inc. | All Rights Reserved. 8 Recognized Leaders in Biomaterials and Bioprinting

©2021 3D Systems, Inc. | All Rights Reserved.

©2021 3D Systems, Inc. | All Rights Reserved. 10 Organ - Scale Diseases With No Cure

©2021 3D Systems, Inc. | All Rights Reserved. 11 Vertical Integration in Organ Scaffolds Our team has demonstrated vertical integration across the organ fabrication pipeline

©2021 3D Systems, Inc. | All Rights Reserved. 12 Venostent Arterialized Veins for Vascular Surgery

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 13

©2021 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Chief Financial Officer 14

©2021 3D Systems, Inc. | All Rights Reserved. 15 Financial Considerations • Upfront purchase price of $45 million, split roughly half between cash and 3D Systems common stock, subject to customary closing adjustments • Earnout opportunities (split roughly half between cash and stock) totaling up to an additional $355 million through December 31, 2035 based on the achievement of significant milestone events • Minimal impact to non - GAAP operating income at outset • Initial program costs funded through partnership with United Therapeutics; non - organ program costs funded by 3D Systems • Closing planned for Q4 2021

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 16

©2021 3D Systems, Inc. | All Rights Reserved. 17 Q&A Session 1 - 201 - 689 - 8345

©2021 3D Systems, Inc. | All Rights Reserved. 18 Thank You Find out more at: www.3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved. 19 Presentation of Information 3D Systems reports is financial results in accordance with GAAP. To facilitate a better understanding of the impact that strategic acquisitions, non - recurring charges and certain non - cash expenses had on its financial results, management reviews certain non - GAAP measures, including non - GAAP revenue, non - GAAP Cost of Sales, non - GAAP Operating Income, non - GAAP Net Income (Loss), non - GAAP Basic and Diluted Income (Loss) per Share, non - GAAP Gross Profit, non - GAAP Gross Profit Margin, non - GAAP SG&A Expenses, non - GAAP R&D, non - GAAP Other Income and Expense and non - GAAP Operating Expenses, each of which exclude the impact of amortization of intangibles, acquisition and severance expenses, stock - based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment, and Adjusted EBITDA, defined as non - GAAP Operating Income plus depreciation, and Adjusted EBITDA Margins to better evaluate period - over - period performance. 3D Systems does not provide forward - looking guidance on a GAAP basis. The company is unable to provide a quantitative reconciliation of these forward - looking non - GAAP measures to the most directly comparable forward - looking GAAP measures without unreasonable effort because 3D Systems cannot reliably forecast legal, acquisition and divestiture expenses, restructuring expenses, product end of life adjustments and goodwill impairment, which are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.